UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2007

HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2116 Financial Center, 666 Walnut Street Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 244-5746

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 23, 2007, Healthcare Acquisition Corp. (“Healthcare”) notified its stockholders and announced that its special meeting of stockholders originally scheduled for July 27, 2007 at 10:00 a.m. eastern standard time, will be postponed until 10:00 a.m. on Thursday, August 2, 2007.  The meeting will take place at its original location, at the offices of McCarter & English, LLP, 245 Park Avenue, 27th Floor, New York, NY, 10167-0001. The record date for the special meeting has not been changed and remains June 15, 2007.  Stockholders who have previously sent in proxy cards or given instructions to brokers do not need to re-cast their votes.  A copy of the press release for such announcement is attached to this Report as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release of Healthcare Acquisition Corp. dated July 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2007	HEALTHCARE ACQUISITION CORP.

	By:	/s/ Matthew P. Kinley
Matthew P. Kinley
President